Soundwatch Hedged Equity ETF (SHDG)

(the “Fund”)
A series of Advisor Managed Portfolios (the “Trust”)

Supplement dated January 21, 2026 to the
Prospectus and Statement of Additional Information ("SAI")
dated February 28, 2025

This supplement is being filed to inform shareholders that, effective January 2, 2026, Mr. Robert Hammer no longer serves as a Portfolio Manager to the Fund. Accordingly, all references to Mr. Robert Hammer are hereby removed in their entirety in the Fund's Prospectus and Statement of Additional Information.
In addition, effective January 2, 2026, Mr. Dimitris Markopoulos was added as Portfolio Manager to the Fund.

The following disclosure regarding portfolio managers in the summary section of the Prospectus is hereby revised as follows:
Portfolio Managers: Dimitris Markopoulos, Chief Operations Officer of the Advisor, and Jan Bos, Chief Investment Officer of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Bos has served as portfolio manager of the Fund since its inception in September 2023. Mr. Bos also served as portfolio manager of the Predecessor Fund since its inception in October 2022, and as portfolio manager of the Prior Predecessor Fund since its inception in November 2016. Mr. Markopoulos has served as portfolio manager of the Fund since January 2026.

The following disclosure regarding portfolio managers under the heading "Management of the Fund" in the Prospectus is hereby revised as follows:
Portfolio Managers
Dimitris Markopoulos, Chief Operations Officer of the Advisor, and Jan Bos, Chief Investment Officer of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund.
Dimitris Markopoulos has served as Portfolio Manager of the Fund since January 2026 and has over 20 years of experience trading equity options, volatility and structured products across global markets. Prior to joining Soundwatch Capital, he spent more than 15 years in senior trading roles at leading global financial institutions in New York and London, including as a Managing Director at RBS, where he served as Head of U.S. Volatility Trading and later led the Corporate Equity Derivatives trading desk in single stocks. Previously, he was an Executive Director at ABN AMRO both in London and later New York, trading index, single-stock, and structured-product books with a focus on client-facing OTC market making. Dimitris began his career as a trader trainee at Cutler Group, a small options market-making firm at the Pacific Options Exchange in San Francisco and holds an MSc in Financial Engineering from Stanford University and an MSc in Civil Engineering from the University of California, Berkeley.

The disclosure regarding other accounts managed by the portfolio managers under the heading "Portfolio Managers" in the SAI is hereby revised as follows:
Dimitris Markopoulos and Jan Bos are the portfolio managers principally responsible for the day-to-day management of the Fund’s portfolio. The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of December 31, 2025.

Dimitris Markopoulos Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets of Performance based Fee Accounts
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	320	$792.04M	0	$0

Jan Bos Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets of Performance based Fee Accounts
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$9M	0	$0
Other Accounts	320	$792.04M	0	$0

The disclosure regarding ownership of the Fund by the portfolio managers under the heading "Portfolio Managers" in the SAI is hereby revised as follows:
Dollar Range of Equity Securities in the Fund Beneficially Owned
by the Portfolio Manager as of December 31, 2025
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000,
$500,001- $1,000,000, Over $1,000,000)

Portfolio Manager	Dollar Range of Equity Securities In the Fund
Dimitris Markopoulos	None
Jan Bos	None

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Please retain this Supplement with your Prospectus and SAI.